UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014 (August 20, 2014)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Smiths Mill Road, New Albany, Ohio	(Zip Code)
(Address of principal executive offices)	43054

(614) 491-2225

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) held by Bob Evans Farms, Inc. (the “Company”), the Company’s stockholders voted on the approval of certain amendments of the Company’s Restated Certificate of Incorporation (the “Charter”) and Company’s Amended and Restated By-laws (the “Bylaws”). The preliminary voting report from the independent inspector of elections, IVS Associates, Inc. (“IVS”), indicates that such amendments were approved by the requisite voting percentages of stockholders. After the final voting results are certified by the inspector (and if such final certified results indicate that the amendments were duly approved), the Company will file amended and restated versions of the Bylaws and the Charter reflecting such amendments.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, according to the preliminary report produced by IVS, 20,431,001 shares of the Company’s common stock, par value $.01 per share, were represented in person or by proxy, which constituted a quorum based on a total outstanding of 23,499,911 shares as of the record date for the Annual Meeting.

Our stockholders voted on the following seven proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on Schedule 14A and first made available to our stockholders on July 11, 2014.

•	The election of twelve directors to the Company’s Board of Directors, each to hold office until the Company’s 2015 Annual Meeting of Stockholders and a successor is elected and qualified (“Proposal 1”);

•	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (“Proposal 2”);

•	The approval of an amendment of Section 8.01 of the Bylaws to allow stockholders to amend any provision of the Bylaws by a majority vote of the common stock outstanding (“Proposal 3”);

•	The approval of amendments of Article Twelfth of the Company’s Restated Certificate of Incorporation (the “Charter”) and Section 3.13 of the Bylaws to allow stockholders to remove directors by a majority vote of the common stock outstanding (“Proposal 4”);

•	The approval of an amendment of Article Thirteenth of the Charter to allow stockholders to amend Article Twelfth governing director removal by a majority vote of the common stock outstanding (“Proposal 5”);

•	The approval of an amendment of Section 2.05 of the Bylaws to allow holders of at least 25% of the common stock outstanding to request that the Company call a special meeting of stockholders (“Proposal 6”); and

•	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm (“Proposal 7”).

A stockholder proposal, also described in the Proxy Statement, to repeal any provision of the Company’s Bylaws as of the date of the Annual Meeting that was not in the Bylaws filed by the Company on January 28, 2014, and that is inconsistent with or disadvantageous to the election of the director nominees of the Castlerigg Global Equity Special Event Master Fund, Ltd, a stockholder of the Company, was withdrawn by the proposing stockholder prior to the Annual Meeting and was not voted on at the Annual Meeting.

A preliminary voting report was produced by IVS certifying the preliminary voting results. These results are only preliminary and are subject to change pursuant to a customary review and challenge period. The Company will file an amendment to this Current Report on Form 8-K to disclose the final results after they are certified by IVS.

Proposal 1. The preliminary voting results, as reported by IVS, for the election of twelve directors to the Company’s Board of Directors at the Annual Meeting are as follows:

Nominee	Votes For	Votes Withheld
Douglas N. Benham	13,681,306	24,719
Steven A. Davis	9,272,547	291,654
Charles M. Elson	13,589,948	116,077
Michael J. Gasser	9,223,821	301,240
Mary Kay Haben	9,397,315	166,886
David W. Head	13,681,306	24,719
E.W. (Bill) Ingram III	6,178,442	181,686
Cheryl K. Krueger	6,014,878	306,110
Kathleen S. Lane	9,401,623	162,578
C. Stephen Lynn	9,091,786	1,410,166
Eileen A. Mallesch	9,289,714	235,347
Larry S. McWilliams	9,401,494	162,707
Annelise T. Osborne	7,424,936	4,723,246
Aron I. Schwartz	6,004,142	4,458,670
Kevin M. Sheehan	9,400,227	163,974
Michael F. Weinstein	10,688,917	1,331,738
Lee S. Wielansky	7,377,055	3,124,897
Paul S. Williams	9,288,308	236,753

Each of these directors will serve a term that expires at our 2015 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or his or her earlier resignation or removal. Pursuant to the Bylaws, on account of the Annual Meeting being a contested election, the twelve nominees receiving the highest number of “FOR” votes cast by holders of shares represented in person or by proxy at the Annual Meeting were elected.

Based on the preliminary IVS report, the following twelve individuals received the highest number of “FOR” votes: Douglas N. Benham, Steven A. Davis, Charles M. Elson, Michael J. Gasser, Mary Kay Haben, David W. Head, Kathleen S. Lane, Eileen A. Mallesch, Larry S. McWilliams, Kevin M. Sheehan, Michael F. Weinstein and Paul S. Williams.

Each elected director’s term will commence upon certification of the final results of the Annual Meeting by IVS.

Our stockholders also took the following actions on the other six proposals at the Annual Meeting:

Proposal 2. The preliminary voting results, as reported by IVS, regarding approving, on an advisory basis, the compensation of the Company’s named executive officers, are as follows:

Votes For	Votes Against	Abstentions
15,754,960	4,075,861	196,192

Proposal 3. The preliminary voting results, as reported by IVS, regarding approving an amendment to Section 8.01 of the Bylaws to allow stockholders to amend any provision of the Bylaws by a majority vote of the common stock outstanding, are as follows:

Votes For	Votes Against	Abstentions
19,763,550	195,730	67,733

Proposal 4. The preliminary voting results, as reported by IVS, regarding approving an amendment of Article Twelfth of the Charter and Section 3.13 of the Bylaws to allow stockholders to remove directors by a majority vote of the common stock outstanding, are as follows:

Votes For	Votes Against	Abstentions
19,788,506	175,883	62,624

Proposal 5. The preliminary voting results, as reported by IVS, regarding approving an amendment of Article Thirteenth of the Charter to allow stockholders to amend Article Twelfth governing director removal by a majority vote of the common stock outstanding, are as follows:

Votes For	Votes Against	Abstentions
19,775,753	185,082	66,178

Proposal 6. The preliminary voting results, as reported by IVS, regarding approving an amendment to Section 2.05 of the Company’s By-laws to allow holders of at least 25% of the common stock outstanding to request that the Company call a special meeting of stockholders are as follows:

Votes For	Votes Against	Abstentions
19,582,616	355,036	89,361

Proposal 7. The preliminary voting results, as reported by IVS, regarding ratifying the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 24, 2015, are as follows:

Votes For	Votes Against	Abstentions
20,094,771	259,403	76,827

Item 8.01. Other Events.

On August 26, 2014, the Company filed a press release concerning the preliminary voting results of the Annual Meeting, as reported to the Company by IVS. Such press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not Applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not Applicable.

(d)	Exhibits.

99.1	Press Release issued by the Company regarding the	Filed Herewith
Annual Stockholders Meeting Results dated August 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Date: August 26, 2014	By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil
Vice President, Assoc. General Counsel and Asst. Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company regarding the Annual Stockholders Meeting Results dated August 26, 2014